SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

               EXCHANGE NATIONAL BANCSHARES, INC.
        (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other
                 than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _____________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          _____________________________________________________
     3)   Filing Party:
          _____________________________________________________
     4)   Date Filed:
          _____________________________________________________

               EXCHANGE NATIONAL BANCSHARES, INC.
                      132 EAST HIGH STREET,
                 JEFFERSON CITY, MISSOURI 65101

                          April 5, 2000

Dear Shareholder:

          You are cordially invited to attend the annual meeting of shareholders of Exchange National Bancshares, Inc., to be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, May 10, 2000, commencing at 9:00 a.m., local time. The business to be conducted at this important meeting is described in the accompanying notice of annual meeting and proxy statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our Company.

          This year's annual meeting is being held about a month earlier than in years past. The principal reason for moving the date up is to allow our shareholders to vote promptly on a proposal to increase our authorized capital. One of the strategies which our board of directors is pursuing to increase shareholder value and liquidity is to apply to list our common stock on the Nasdaq securities market. In our agreement respecting the CNS Bancorp acquisition, we agreed to use our best efforts to list our stock on the Nasdaq securities market prior to consummation of that acquisition, which is scheduled to take place in late May or June. In order to expedite the application process for Nasdaq listing, we also agreed that we would hold our annual meeting of shareholders prior to May 15, 2000.

          One requirement for listing our stock on Nasdaq is that our Company have a minimum of 1,100,000 shares of stock outstanding and held by persons other than management and other affiliates. Presently we estimate that we are approximately 143,600 shares short of meeting this minimum "float" requirement. If we exclude the approximately 212,745 shares we have committed to issue in the CNS Bancorp acquisition, we do not have sufficient shares authorized and as yet unissued to enable our board to declare a stock dividend which is large enough to satisfy the minimum "float" requirement. As indicated in the attached proxy statement, once the additional shares are authorized, our board intends to declare a two-for one stock distribution in the form of a dividend to create the necessary "float" in our outstanding shares.

          Although there are several other requirements that must be satisfied before our stock can be approved for listing on Nasdaq, we believe that after achieving the required minimum "float" we will be able to satisfy the other requirements as well. With a larger number of shares outstanding as the result of the planned stock distribution and the CNS Bancorp merger, as well as the addition of approximately 400 shareholders of CNS Bancorp who will acquire our stock in the merger, we are hopeful that a market will develop in our stock which will provide opportunities for our shareholders to sell shares or acquire additional shares at a fair price.

          In addition to the proposal to increase our authorized capital, and our ordinary annual meeting business concerning the election of directors and the approval of our independent auditors, you will be asked to consider and vote on a proposed incentive stock option plan. The purpose of this plan is to encourage our key employees to participate in the ownership of our Company, and to provide additional incentive for them to promote the success of our business by sharing in our future growth.

          Your board of directors joins with me in urging you to attend the meeting. It is particularly important this year that all shareholders make their wishes known since the proposal to increase the authorized capital requires a two-thirds majority vote in favor of its adoption. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

                                        Sincerely yours,


                                        Donald L. Campbell
                                        Chairman of the Board
                                           and President

               EXCHANGE NATIONAL BANCSHARES, INC.
                      132 EAST HIGH STREET
                 JEFFERSON CITY, MISSOURI 65101

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON MAY 10, 2000

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc., a Missouri corporation, will be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, May 10, 2000, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

          1. To elect three Class II directors to hold office for a term expiring at the 2003 Annual Meeting of the Shareholders of our Company and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

          2. To consider and act upon approval of an amendment to the articles of incorporation of our Company to increase the number of authorized shares of our Company's capital stock from 1,500,000 shares to 16,000,000 shares and to increase the number of authorized shares of common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares, and to authorize 1,000,000 shares of preferred stock, $0.01 par value;

          3.   To consider and act upon approval of the Exchange
               National Bancshares, Inc. Incentive Stock Option
               Plan;

          4. To consider and act upon ratification and approval of the selection of the accounting firm of KPMG
               LLP as the independent auditors of our Company for the year ending December 31, 2000; and

          5. To transact such other business as properly may come before the meeting.

          Our board of directors has fixed the close of business on March 15, 2000 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual
Meeting.

          All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our board of directors solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

                                        By Order of the Board of
                                        Directors


                                        Donald L. Campbell
                                        Chairman of the Board
                                          and President

April 5, 2000
Jefferson City, Missouri


     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
     IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT
     YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

               Exchange National Bancshares, Inc.
                      132 East High Street
                 Jefferson City, Missouri 65101
                       __________________

                         PROXY STATEMENT
                       __________________

                 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD MAY 10, 2000
                       __________________

                          INTRODUCTION

          This proxy statement is being furnished to the shareholders of Exchange National Bancshares, Inc., a Missouri corporation, in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting of Shareholders to be held on Wednesday, May 10, 2000, and at any adjournment or adjournments thereof. The Annual Meeting will commence at 9:00 a.m., local time, and will be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri. Our Company's principal business activity is the ownership, directly or indirectly, of all the issued and outstanding stock of The Exchange National Bank of Jefferson City, Union State Bank & Trust of Clinton, and Osage Valley Bank.

          Our principal executive offices are located at 132 East
High Street, Jefferson City, Missouri, 65101. This proxy statement and the enclosed form of proxy were first mailed to shareholders on or about April 5, 2000.

PROXIES

     You are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the shareholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this proxy statement, in favor of the proposed amendment to our Company's articles of incorporation described herein, in favor of approving our Company's Incentive Stock Option Plan, in favor of ratifying the selection of the accounting firm of KPMG LLP as our Company's independent auditors for the current year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A shareholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of our Company, by executing and delivering to the Secretary of our Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

VOTING AT THE MEETING

          For purposes of voting on the proposals described herein, the presence in person or by proxy of shareholders holding a majority of the total outstanding shares of our Company's common stock, $1.00 par value, will constitute a quorum at the Annual Meeting. Only holders of record of shares of our Company's common stock as of the close of business on March 15, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 1,219,025 shares of our Company's common stock were issued and outstanding. Each such share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting. Shares of common stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of common stock as to which there is a broker non-vote (i.e., when a broker holding shares for clients in street name is not permitted to vote on certain matters without instruction) also will be counted for quorum purposes. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

          Directors are elected by a majority of the votes cast, in person or by proxy of shareholders entitled to vote at the Annual Meeting for that purpose. Shareholders do not have cumulative voting rights in the election of directors. The affirmative vote of the holders of two-thirds of the shares of our Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for the approval of the proposed amendment to our Company's articles of incorporation described herein. The affirmative vote of a majority of the shares of our Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the approval of our Company's Incentive Stock Option Plan, (ii) the ratification of the selection of KPMG LLP as our Company's independent auditors, and (iii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.

          A shareholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. In addition, a shareholder entitled to vote with respect to any other matters at the Annual Meeting may abstain from voting on such matters. With respect to the election of directors, votes withheld from one or more nominees are treated as votes against the particular nominee. Abstentions from any other proposal at the Annual Meeting are treated as votes against the particular proposal. Broker non-votes on any proposal to be voted on at the Annual Meeting are treated as shares of common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

SOLICITATION OF PROXIES

     This solicitation of proxies for the Annual Meeting is being made by our Company's board of directors. Our Company will bear all costs of such solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of our Company, Exchange National Bank, Union State Bank or Osage Valley Bank. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of our Company's transfer agent, will be paid by our Company.

          A list of shareholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the registered office of our Company located at 132 East High Street, Jefferson City, Missouri. The list also will be available at the Annual Meeting.

                             ITEM 1

                      ELECTION OF DIRECTORS

The Board of Directors

          Our Company's board of directors consists of nine directors. The articles of incorporation of our Company divide the board of directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of David R. Goller, James R. Loyd and Gus S. Wetzel, II, the three directors in Class II, expire at this Annual Meeting. Directors in Class I (Charles G. Dudenhoeffer, Jr., Philip D. Freeman and James E. Smith) and Class III (Donald L. Campbell, Kevin L. Riley and David T. Turner) have been elected to terms expiring at the time of the annual meeting of shareholders in 2002 and 2001, respectively.

          One of the purposes of this Annual Meeting is to elect three directors in Class II to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2003 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The board of directors has designated David R. Goller, James R. Loyd and Gus S. Wetzel, II as the three nominees proposed for election at the Annual Meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of these three nominees. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF DAVID R. GOLLER, JAMES R. LOYD AND GUS S. WETZEL, II
AS CLASS II DIRECTORS.

          Our Company's articles of incorporation and bylaws provide that advance notice of shareholder nominations for the election of directors must be given. With respect to this Annual Meeting, written notice of the shareholder's intent to make a nomination at the meeting must be received by our Company's Secretary at our Company's principal executive offices not later than the close of business on May 9, 2000. At future meetings of shareholders, notice of nominations or other business to be brought before the meeting must be delivered to our Company's Secretary at our principal executive offices not less than 60 days (30 days in the case of nominations for the election of directors) prior to the first anniversary of the previous year's annual meeting. In the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 60th day (in the case of nominations, the 30th day) prior to such annual meeting or (ii) the tenth day following the date on which public announcement of the date of such meeting is first made. See "Shareholder Proposals For 2001 Annual Meeting."

          The shareholder's notice of nomination must contain (i) the name and address of the nominating shareholder, of each person to be nominated and of the beneficial owner (as defined in the articles of incorporation), if any, on whose behalf the nomination is made, (ii) a representation that the nominating shareholder is the holder of record of our Company's common stock entitled to vote in the election of directors at the meeting and intends to appear at the meeting to nominate the person or persons specified in the notice, (iii) the number of shares of our Company's common stock owned beneficially and of record by the nominating shareholder and by each person to be nominated,
(iv) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) the consent of each nominee to serve as a director if so elected, and (vi) such other information regarding each nominee proposed by the nominating shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, if our Company were soliciting proxies for the election of such nominees. If no such notice has been received, the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The board of directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this Annual Meeting.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

          The following table sets forth certain information with respect to each person nominated by the board of directors for election as a Class II director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting.

                               POSITION            COMPANY
NAME               AGE      WITH OUR COMPANY    DIRECTOR SINCE

NOMINEES

  CLASS II:  TERM TO EXPIRE IN 2003

  David R. Goller   68        Director            1993

  James R. Loyd     68        Director            1993

  Gus S. Wetzel, II 59        Director            1999



DIRECTORS CONTINUING IN OFFICE

  CLASS I:  TERM TO EXPIRE IN 2002

  Charles G.        60        Senior Vice         1993
  Dudenhoeffer, Jr.           President and
                              Director

  Philip D. Freeman 46        Director            1993

  James E. Smith    55        Vice Chairman       1997
                              and Director

  CLASS III:  TERM TO EXPIRE IN 2001

  Donald L.         73        President,          1993
  Campbell                    Chairman of
                              the Board
                              and Director

  Kevin L. Riley    44        Director            1995

  David T. Turner   43        Vice Chairman       1997
                              and Director

          The business experience during the last five years of each person nominated by the board of directors for election as a Class II director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting is as follows:

          David R. Goller has served as a Director of Exchange National Bank since 1975 and of our Company since 1993. He has been an attorney with the law firm of Goller, Gardner & Feather, P.C. (formerly Goller & Associates, P.C.), Jefferson City, Missouri, counsel for Exchange National Bank, since 1975. Mr. Goller also serves on our Company's Audit/Compensation Committee and Incentive Stock Option Committee.

          James R. Loyd has served as a Director of Exchange National Bank since 1974 and of our Company since 1993. He served as Executive Vice President of Exchange National Bank from 1974 until October 1996 and as Executive Vice President of our Company from 1993 until October 1996. Mr. Loyd also serves on our Company's Incentive Stock Option Committee.

          Gus S. Wetzel, II has served as a Director of Union State Bank since 1974, and of our Company since 1999. He has served as Chairman of Union State Bank since 1974. Dr. Wetzel has served as a physician/surgeon with the Wetzel Clinic, Clinton, Missouri since 1972. He also serves on our Company's Incentive Stock Option Committee.

          Charles G. Dudenhoeffer, Jr. has served as a Director of Exchange National Bank since 1978 and of our Company since 1993. Mr. Dudenhoeffer has served as Vice President and Trust Officer of Exchange National Bank from 1974 until June 1992, when he became Senior Vice President and Trust Officer. He has served as Senior Vice President of our Company since 1993.

          Philip D. Freeman has served as a Director of Exchange National Bank since 1990 and of our Company since 1993. He has been the Owner/Manager of Freeman Mortuary, Jefferson City, Missouri since 1974. Mr. Freeman also serves on our Company's Audit/Compensation Committee and Incentive Stock Option Committee.

          James E. Smith has served as a Director of Union State Bank since 1975, of our Company since 1997, and of Osage Valley Bank since January 2000. He has served as Vice Chairman of our Company since 1998, as President of Union State Bank since 1975, and President of Osage Valley Bank since January 2000.

          Donald L. Campbell has served as a Director of Exchange National Bank since 1967, of Union State Bank since 1997, and of our Company since 1993. He has served as Chairman of Exchange National Bank since 1990, and of our Company since 1993. Mr. Campbell has served as President of Exchange National Bank from 1971 until December 1996 and of our Company since 1993.

          Kevin L. Riley has served as a Director of Exchange National Bank since 1995 and of our Company since 1995. He has been co-owner of Riley Chevrolet, Inc. and Riley Oldsmobile, Cadillac, Inc., each a Jefferson City, Missouri automobile dealership, since 1986 and 1992, respectively. Mr. Riley also serves on our Company's Audit/Compensation Committee and Incentive Stock Option Committee.

          David T. Turner has served as a Director of Exchange National Bank and of our Company since January 1997. Mr. Turner has served as President of Exchange National Bank since January 1997 and as Vice Chairman of our Company since June 1998. From 1993 until June 1998, he served as Senior Vice President of our Company. He served as Senior Vice President of Exchange National Bank from June 1992 through December 1996 and as Vice President from 1985 until June 1992.

          There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director, except that in connection with our Company's acquisition of Union State Bank in November 1997, our
Company agreed to appoint James E. Smith as a director.

COMPENSATION OF DIRECTORS

          Only outside (non-employee) members of our Company's board of directors receive compensation for their service to our Company as a director. Each of these outside (non-employee) directors is paid $300 for each meeting of the Board attended in person. Each member of our Company's Audit/Compensation Committee receives $700 for each committee meeting attended. It is anticipated that each member of our Company's Incentive Stock Option Committee will receive a fee for each committee meeting attended, although the amount has not yet been determined.

          All directors of our Company (other than Mr. Smith and
Mr. Wetzel) are also directors of Exchange National Bank, and in that capacity may receive compensation from Exchange National
Bank.  For 1999 and 2000, each of Exchange National Bank's
outside (non-employee) directors is paid a monthly $500 retainer
and $300 for each meeting of the Board attended in person.   In
addition, these directors are eligible for a $2,400 bonus if Exchange National Bank meets certain financial goals and the director attends at least 80% of the Board meetings held (which could include one telephone conference meeting). All of Exchange National Bank's non-employee directors received this bonus for 1999.

          Three of our Company's directors - Mr. Campbell, Mr. Smith and Mr. Wetzel - also are directors of Union State Bank. Mr. Campbell and Mr. Smith are not eligible to receive compensation for their service to Union State Bank as a director. For his service to Union State Bank as a director, Mr. Wetzel is paid a monthly $300 retainer plus $300 for each meeting of the Board that he attends in person. Mr. Wetzel also receives $100 for each meeting of Union State Bank's Trust Committee held, and $50 for each meeting of Union State Bank's Loan
(Discount) Committee that he attends. One of our Company's directors - Mr. Smith- also is a director of Osage Valley Bank, but is not eligible to receive compensation for his service in that capacity.

MEETINGS OF THE BOARD AND COMMITTEES

          During 1999 the board of directors of our Company held 11 meetings. All directors attended at least 75% of the meetings of the board of directors which were held during 1999. It should be noted that our Company's directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our Company.

          Our Company's board of directors has established an Audit/Compensation Committee. The Audit/Compensation Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit/Compensation Committee is responsible for apprising the Board of management's compliance with Board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of our Company and its subsidiaries at least annually, and to report thereon to the board of directors. In January 2000, the Audit/Compensation Committee also assumed the responsibility to make recommendations to the board of directors regarding the compensation and benefits of our executive officers and directors and the establishment and administration of our Company's executive compensation program. The members of the Audit/Compensation Committee currently are Messrs. Freeman, Goller and Riley. The Audit/Compensation Committee met five times during 1999. Each committee member attended 100% of the meetings held in 1999.

          In February 2000, our board of directors approved an Incentive Stock Option Plan under which an Incentive Stock Option
Committee was established.  Members of the committee are Messrs.
Freeman, Goller, Riley, Loyd and Wetzel.

          With the exception of the Audit/Compensation Committee and the Incentive Stock Option Committee, there currently are no other standing compensation, executive, nominating or other committees of our Company's board of directors, or committees performing similar functions of the Board.

          EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT ON EXECUTIVE COMPENSATION

          This report has been prepared by the Audit/Compensation Committee of our Company's board of directors (the "Committee") and by the board of directors of our Company, which together have general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the executive officers of our Company and its affiliate banks. Under an agreement between our Company and Exchange National Bank, employees of our Company and Exchange National Bank, including persons who are employees of both our Company and Exchange National Bank, are compensated as such by Exchange National Bank. Our Company's executive compensation program, insofar as it pertains to the Chairman of the Board and Chief Executive Officer (the "Chief Executive Officer") and the Presidents of Exchange National Bank, Union State Bank and Osage Valley Bank (the "Presidents"), is administered by the Committee. The Committee is composed of three independent outside directors, none of whom is an officer or employee of our Company or any affiliate bank. All decisions by the Committee relating to the compensation of the Chief Executive Officer and the Presidents are reviewed by, and subject to the approval of, the full board of directors of our Company. Our Company's executive compensation program, insofar as it pertains to executive officers other than the Chief Executive Officer and the Presidents, is administered by the Chief Executive Officer and the Presidents. All decisions by the Chief Executive Officer and the Presidents relating to the compensation of the executive officers of affiliate banks are reviewed by, and subject to the approval of, the full board of directors of our subsidiary banks. Mr. Donald Campbell, the Chief Executive Officer, and certain other executive officers of our Company and affiliate banks, may attend meetings of the Committee and of our Company' board of directors, but are not present during discussions or deliberations regarding their own compensation.

          COMPENSATION POLICY. Our Company's executive compensation policy is premised upon three basic goals: (1) to attract and retain qualified individuals who provide the skills and leadership necessary to enable our Company and its affiliate banks to achieve earnings growth, capital compliance and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices; (2) to create incentives to achieve company and individual performance objectives through the use of performance-based compensation programs; and (3) to create a mutuality of interest between executive officers and shareholders through compensation structures that create a direct link between executive compensation and shareholder return.

          In determining the structure and levels of each of the components of executive compensation needed to achieve these goals, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including our Company's and/or affiliate banks' performance and the individual executive's specific responsibilities, historical and anticipated personal contribution to our business, and length of service with our Company or affiliate banks.

          COMPENSATION COMPONENTS. The Committee, as well as the Chief Executive Officer and the Presidents, reviews our Company's compensation program annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of our Company and its affiliate banks as well as performance of the individual executive officer. The particular elements of the compensation program for executive officers are base salary, incentive compensation and periodic stock option grants. The Committee believes that these compensation components together advance both the short- and long-term interests of our shareholders. In this regard, the Committee believes that the long-term interests of our shareholders are advanced by designating a portion of executive compensation to be at risk: namely, incentive compensation (which permits individual performance to be recognized on an annual and long-term basis based, in part, on an evaluation of the executive's contribution to our Company's and/or affiliate bank's performance) and the grant of stock options (which directly ties a portion of the executive's long-term remuneration to stock price appreciation realized by shareholders). Each of the components of the compensation program is addressed separately below.

          Base Salary. The base salary for each executive officer is reviewed from the previous year. In determining whether to adjust base salary levels, management's recommendations and subjective assessments of each executive's growth and effectiveness in the performance of his or her duties are taken into account. In addition, the performance of our Company and/or the affiliate bank is considered. The increases in the base salaries of executives of our Company and affiliate banks for 2000 were based primarily upon a subjective analysis of our Company's and/or the banks' performance during the period since the last salary increase and the individual executive's role in generating that performance. In this regard, the analysis of performance included a review of our Company's and/or affiliate bank's earnings and return on investment for the prior year. The analysis of the role played by each individual executive in generating our Company's and/or bank's performance included a consideration of the executive's specific responsibilities, contributions to our Company's and/or bank's business, and length of service. The factors impacting base salary levels are not independently assigned specific weights. Rather, all of these factors are reviewed, and specific base pay recommendations are made which reflect an analysis of the aggregate impact of these factors. The Committee and the Chief Executive Officer and the Presidents believe that base pay levels for the executive officers are maintained within a range that is considered to be appropriate and necessary.

          Incentive Compensation. Our Company's and affiliate banks' officers are eligible to receive incentive bonus awards. Each of the officers who are eligible to receive bonus awards are assigned to one of four bonus tiers, which assignments are made primarily according to job category. Tier one consists of the Chief Executive Officer. Tier two consists of our Company's Vice Chairmen and affiliate bank presidents. Tier three consists of senior officers of our Company and affiliate banks. Tier four includes officers of affiliate banks. In 1997, the Committee
       engaged a consulting firm to assist it in the
establishment of our Company's incentive compensation program. After careful analysis of our Company's needs and an examination of the competitive practices among peer companies, the Committee recommended, and the full board of directors approved, the adoption of an incentive bonus program.

          Officers identified by the Chief Executive Officer and the Presidents and the Committee are eligible to receive incentive bonuses. These officers may earn annual awards only upon the achievement of performance objectives which are established at the beginning of the year. Threshold, target and maximum levels of awards are established, and no awards are paid if the threshold is not met. The performance objectives are weighted based upon their relative importance to each individual. The performance objectives for participants may include corporate performance objectives and personal targeted objectives for performance. The performance objectives may include functional or operating unit objectives. Each participant's target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. The target award is 30% of base salary in the case of the Chief Executive Officer, and in the case of the Presidents, senior officers and other officers, the target award ranges from 20% to 10% of base pay. Earned awards may range from 0% to 150% of the target award. In 1999, the Committee granted an incentive bonus award of $63,000, or 30% of base pay, to Mr. Campbell, the Chief Executive Officer, for the 1998 fiscal year.

          Incentive bonus awards to the Presidents are allocated based upon the recommendation of the Chief Executive Officer. In allocating bonus awards among the other participants, the Chief Executive Officer and the Presidents exercise their discretion and judgment after considering the individual participant's performance, responsibilities and contributions to our Company and/or affiliate banks, and subjectively analyzing the basis of their aggregate impact on the success of our Company and/or affiliate banks for the preceding year.

          Stock Options. The Committee believes that in order to enhance long-term shareholder value it must provide incentives that provide motivation beyond short-term results. In 2000, the Committee engaged a consulting firm and legal counsel to develop a stock option plan. The stock option plan was approved (subject to shareholder approval) at our Company's February 2000 board meeting. The objective of stock option grants is to advance the longer term interests of our Company and its shareholders and complement incentives tied to annual performance by rewarding executives upon the creation of incremental shareholder value. Stock options only produce value to executives if the price of our Company' common stock appreciates, thereby directly linking the interests of executives with those of shareholders. Therefore, in order to provide long-term incentives to executive officers and other employees related to long-term growth in the value of our Company's common stock, it is intended that stock options be granted to such persons under our Company' stock option plan. The selection of the persons eligible to receive stock options and the designation of the number of stock options to be granted to such persons are made by our Company's board of directors after recommendation from the Committee, and are made after taking into account management's assessment of each person's relative level of authority and responsibility with the Bank, years of service and base salary, among other factors. No stock options have been or will be granted until the stock option plan is approved by shareholders.

AUDIT/COMPENSATION COMMITTEE            BOARD OF DIRECTORS

     Philip D.               Donald L.     Charles G.    Philip
     Freeman                 Campbell      Dudenhoeffer  D.
                                           Jr.           Freeman

     David R.                David R.      James R.      Kevin L.
     Goller                  Goller        Loyd          Riley

     Kevin L.                James E.      David T.      Gus S.
     Riley                   Smith         Turner        Wetzel,
                                                         II



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Members of the Audit/Compensation Committee are Mr. Freeman, the Chairman, Mr. Goller, and Mr. Riley. As discussed above under "Report on Executive Compensation", Mr. Campbell, the Chief Executive Officer, and Messrs. Turner and Smith, affiliate bank Presidents, administer the executive compensation program insofar as it pertains to executive officers other than the Chief Executive Officer and the Presidents. All decisions relating to the compensation of executive officers are reviewed by, and subject to the approval of, the full board of directors of our subsidiary banks. Among the members of the banks' board of directors, Messrs. Campbell, Turner, Smith and Dudenhoeffer are officers and employees of the Company and affiliate banks.

          None of the members of the Committee were an officer or employee of our Company or any of its subsidiaries during 1999, and none were formerly an officer of our Company or any of its subsidiaries. Messrs. Freeman, Riley and Goller, and certain corporations and firms in which such persons have interests, have obtained loans from the affiliate banks. Each of such loans are believed to have been made to such persons, corporations or firms in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Executive Officers

          Executive officers of our Company are appointed by the board of directors and serve at the discretion of the Board. The following table sets forth certain information with respect to all executive officers of our Company.

          NAME             AGE          POSITION

Donald L. Campbell         73           President, Chairman
                                        of the Board
                                        and Director

David T. Turner            43           Vice Chairman and
                                        Director

James E. Smith             55           Vice Chairman and
                                        Director

Charles G.                 60           Senior Vice President
Dudenhoeffer, Jr.                       and Director

Richard G. Rose            48           Treasurer

Kathleen L. Bruegenhemke   34           Senior Vice President
                                        and Secretary

          The business experience of the executive officers of our Company (with the exception of those executive officers previously described under the caption "Election of Directors-- Nominees and Directors Continuing in Office") during the last five years is as follows:

          Richard G. Rose has served as Treasurer of our Company since July 1998 and as Senior Vice President and Controller of Exchange National Bank since July 1998. Prior to that he served as Senior Vice President and Controller of the First National Bank of St. Louis from June 1979 until June 1998.

          Kathleen L. Bruegenhemke has served as Senior Vice President and Secretary of our Company since November 1997. From January 1992 until November 1997, she served as Internal Auditor of Exchange National Bank. Prior to joining Exchange National Bank, Ms. Bruegenhemke served as a Commissioned Bank Examiner for the Federal Deposit Insurance Corporation from 1986 to 1992.

          There is no arrangement or understanding between any executive officer and any other person pursuant to which such executive officer was selected as an officer.

Executive Compensation

          Our Company does not pay compensation to its officers. The following table sets forth for the years ended December 31, 1999, 1998 and 1997, respectively, the compensation paid or accrued by our Company's subsidiaries to the chief executive officer of our Company and the only three other employees whose remuneration for 1999 was in excess of $100,000 for services to our Company and its subsidiaries in all capacities:

                           SUMMARY COMPENSATION TABLE
    NAME AND               ANNUAL COMPENSATION        OTHER ANNUAL        ALL OTHER
PRINCIPAL POSITION  YEAR   SALARY      BONUS       COMPENSATION <F2>   COMPENSATION <F3>

Donald L. Campbell  1999   $217,572    $ 63,000        $    0              $22,094
 Chairman and       1998   $214,932    $      0        $    0              $24,548
 Director of ENB    1997   $131,832    $100,000        $8,100              $24,997

James E. Smith      1999   $125,516    $ 23,480        $    0              $ 6,248
 President and      1998   $114,269    $  3,084        $    0              $ 5,868
 Director of USB    1997   $ 76,226    $130,215        $7,400              $10,105
 <F1>

David T. Turner     1999   $140,828    $ 26,000        $    0              $22,094
 President and      1998   $134,632    $      0        $    0              $20,656
 Director of ENB    1997   $121,584    $ 25,000        $7,500              $22,901

Charles G.          1999   $103,368    $  9,383        $    0              $15,569
Dudenhoeffer
 Senior Vice        1998   $ 98,461    $      0        $    0              $15,107
 President
 and Director of    1997   $ 88,932    $      0        $7,500              $13,894
 ENB

______________

<F1>      Upon our Company's acquisition of Union State Bank in November 1997,
          Mr. Smith commenced his service to our Company as a director and President of Union State Bank. The 1997 compensation reported for Mr. Smith, however, is for the entire year of 1997. In connection with our Company's acquisition of Union State Bank in November 1997, Mr. Smith has received certain amounts under a promissory note and noncompetition agreement that are not reflected in the table. See "Transactions with Directors and Officers."

<F2>      Includes director and committee fee payments from Exchange National
          Bank for 1997 of $7,500 to Mr. Campbell, $7,500 to Mr. Turner and $7,500 to Mr. Dudenhoeffer; and director and committee fee payments from Union State Bank for 1997 of $600 to Mr. Campbell and $7,400 to Mr. Smith. Excludes perquisites and other benefits, unless the aggregate amount of such compensation is equal to the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

<F3>      All Other Compensation includes (i) Exchange National Bank's contributions to the Exchange National Bank profit-sharing plan and trust for 1999, 1998 and 1997 of $22,094, $24,548 and $24,997,
          respectively, allocated to Mr. Campbell's account; $22,094, $20,656 and $22,901, respectively, allocated to Mr. Turner's account, and $15,569, $15,107 and $13,894, respectively, allocated to Mr. Dudenhoeffer's account, and (ii) Union State Bank's contributions to the Union State Bank profit-sharing plan for 1999, 1998 and 1997 of $6,248, $5,868 and $10,105, respectively, allocated to Mr. Smith's account.

EXCHANGE NATIONAL BANK PROFIT-SHARING TRUST

          Exchange National Bank established a profit-sharing plan and trust in 1951, which has been amended and restated from time to time, and was most recently amended and restated on January 20, 1999. All employees who have completed one year of service are eligible to participate. Exchange National Bank makes all contributions except for voluntary contributions by participants who are not highly compensated employees. Exchange National Bank is required to make an annual contribution to the trust in an amount equal to 6% of its income before provision for Federal and state income taxes and before provision for contributions to the profit-sharing plan and retirement plan, limited, however, to the maximum amount deductible for Federal income tax purposes. Exchange National Bank's contribution to the trust for any given year is allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The trust can invest up to 60% of the value of its assets in our Company's stock, and such common stock held by the trust is allocated to the accounts of the participants. The interest of a participant in Exchange National Bank contributions does not vest prior to the completion of five years of service. After five years of service a participant becomes fully vested in the value of his or her employer contribution account. A participant whose employment with Exchange National Bank terminates because of his normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service.
If cash is distributed, any shares of our Company's stock previously allocated to the terminating participant's account would be reallocated among the remaining participants' accounts. A participant may withdraw his or her own contributions, but a participant may not borrow from the trust. Each participant may direct the trustee with respect to the voting of shares of our Company's stock allocated to his account on such matters upon which shareholders are entitled to vote. Exchange National Bank serves as trustee of the trust, and the trust is administered by a retirement committee which is appointed by the board of directors of Exchange National Bank. As of December 31, 1999, the trust held assets with an aggregate book value of $14,373,428.

          As of March 15, 2000, the trust held 111,112 shares (or
9.11%) of our Company's common stock.

UNION STATE BANK PROFIT-SHARING PLAN

          Union State Bank established the Union State Bank & Trust of Clinton Profit Sharing Plan (the "Plan") in 1963. The Plan was restated in 1994. All employees who have completed one year of service and are twenty-one years old are eligible to participate in the Plan. Eligible Plan participants may make elective deferrals up to a maximum of 8% of such participant's compensation. Under the terms of the Plan, a matching contribution will be made on behalf of each participant by Union State Bank in an amount of 33.33% of the participant's elective deferrals. In addition to the employer matching contributions, Union State Bank may make a discretionary annual profit sharing contribution to the Plan. Both the employer matching contribution and the discretionary employer profit sharing contribution are subject to the Plan's vesting schedule. Under the Plan's vesting schedule, a participant's interest in employer contributions does not begin to vest until the participant has completed three years of service. A participant becomes fully vested after he or she has completed seven years of service. Unless a participant terminates employment due to death, disability or retirement, a participant is not eligible to receive an employer matching or employer profit sharing contribution for a specific Plan year unless the participant has completed 1,000 hours or more of service during the Plan year and is employed on the last day of the Plan year. A participant may take a total distribution of his or her vested account balance upon his or her termination from employment. Under the terms of the Plan, in-service hardship withdrawals are allowed. Plan loans, however, are not permitted. Union State Bank currently serves as the trustee and plan administrator of the Plan.

STOCK OPTION PLAN

          On February 29, 2000, our board of directors adopted the Exchange National Bancshares, Inc. Incentive Stock Option Plan. The Plan is sponsored by our Company for key employees of our Company and its subsidiaries, and is intended to encourage such employees to participate in the ownership of our Company, and to provide additional incentive for them to promote the success of our business through sharing in the future growth of our business. As of March 15, 2000, our Company had not granted options to purchase any shares of common stock pursuant to the Plan. The Plan is being submitted for the approval of the shareholders at the Annual Meeting. See Item 3.

          The Plan is administered by a committee composed of all members of our board of directors who are not employed by our Company or any of its subsidiaries. The Plan committee has the power to determine in its discretion the persons to whom options are granted under the Plan, the number of shares covered by those options, and the time at which an option becomes exercisable, subject in each case to the limitations set forth in the Plan. Options can be granted under the Plan only to key employees of our Company or any of its subsidiary corporations. The eligibility of the persons to whom options may be granted under the Plan is limited to those persons whom the Plan committee determines have made, or are expected to make, material contributions to the successful performance of our Company. The period of up to ten years during which an option may be exercised, and the time at which it becomes exercisable, are fixed by the Plan committee at the time the option is granted. No option granted under the Plan is transferable by the holder other than by will or the laws of descent and distribution.

          The aggregate number of shares of our common stock that may be issued pursuant to the exercise of options granted under the Plan is limited to 150,000 shares, subject to increase or decrease in the event of any change in our Company's capital structure. Shares subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan. No consideration is paid to our Company by any optionee in exchange for the grant of an option. The per share exercise price for an option granted under the Plan is determined by the Plan committee but may not be less than the greater of the par value or the fair market value of our common stock on the date that the option is granted. The Plan provides for automatic adjustments to prevent dilution or enlargement of the optionee's rights in the event of a stock split, stock dividend, reorganization, merger, consolidation, liquidation, combination or exchange of shares, or other change in the capital structure of our Company.

PENSION PLAN

          Concurrently with the creation of the profit-sharing plan and trust in 1951, Exchange National Bank established a retirement plan for its employees, which has been amended and restated from time to time, and was most recently amended on October 29, 1999. Under the plan, all full-time employees become participants on the earlier of the first of June or the first of December coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 1999, had an aggregate book value of $3,172,978.

          The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his/her average compensation over a ten-year period, less 50% of his social security benefit. Compensation covered by the plan includes wages, salaries and overtime pay but excludes directors' fees, commissions, bonuses, expense allowances, and other extraordinary compensation. Amounts reported in the compensation table include salaries, directors' fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available.

          The table below illustrates the projected amount of annual retirement income, based on a straight line annuity, available under the plan for a person retiring at 65 years of age at various levels of average annual compensation and years of service classifications, with an assumed annual social security benefit of $10,000.


AVERAGE TEN-
YEAR ANNUAL   10 YEARS    15 YEARS     20 YEARS     25 YEARS
COMPENSATION  SERVICE     SERVICE      SERVICE      SERVICE
$ 50,000      $7,000      $10,000      $14,000      $17,500
 100,000      16,000       24,000       32,000       40,000
 150,000      25,000       37,500       50,000       62,500
 200,000      34,000       51,000       68,000       85,000

           The amounts shown above reflect benefits payable in the normal payment form. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse's life after the participant's death. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months.

          Mr. Campbell, Mr. Turner and Mr. Dudenhoeffer have 48 years, 21 years and 42 years, respectively, of continuous service under the plan. Mr. Smith is not a participant in the plan.

SMITH EMPLOYMENT AGREEMENT

          Our Company has entered into an employment agreement with James E. Smith. The agreement has an initial three-year term which expires on November 3, 2000, subject to automatic extensions of one additional year upon the expiration of each year prior to Mr. Smith's 62nd birthday (unless either party gives notice not to so extend the term). The agreement provides for an annualized base salary of $110,000, and eligibility for merit-based increases. In addition to base salary, the agreement also provides that Mr. Smith is eligible to participate in bonus and other incentive compensation plans made available to employees having responsibilities comparable to those of Mr. Smith.

          Mr. Smith's employment is subject to early termination in the event of his death, disability or adjudication of legal incompetence, and otherwise may be terminated only for cause (as defined). The employment agreement prevents Mr. Smith from competing with our Company, soliciting customers or hiring employees during the term of the agreement and for a period of two years thereafter. In addition, the employment agreement requires Mr. Smith to maintain the confidentiality of our Company's confidential information prior to its disclosure by our Company.

COMPANY PERFORMANCE

          The following performance graph shows a comparison of cumulative total returns for our Company, the Nasdaq Stock Market (U.S. Companies) and a peer index of 85 financial institutions having total assets of between $500 million and $1 billion (as calculated by SNL Securities LC) for the period from January 1, 1995, through December 31, 1999. The cumulative total return on investment for each of the periods for our Company, the Nasdaq Stock Market (U.S. Companies) and the peer index is based on the stock price or index at January 1, 1995. The performance graph assumes that the value of an investment in our Company's common stock and each index was $100 at January 1, 1995 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

             Comparison of Cumulative Total Returns
                 (Exchange, Nasdaq, Peer Index)

                             [GRAPH]

          The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price values:

                    1/1/95  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
     Exchange       $100.00 $106.83   $127.72   $142.07   $155.64   $277.17
     National
     Bancshares

     Nasdaq Stock   $100.00 $141.33   $173.89   $213.07   $300.25   $542.43
     Market (U.S.
     Companies)

     Peer Index     $100.00 $132.76   $165.97   $269.80   $265.28   $245.56

                    OWNERSHIP OF COMMON STOCK

          The following table sets forth certain information as of March 15, 2000 regarding the beneficial ownership of our Company's common stock by each person known to the board of directors to own beneficially 5% or more of our Company's common stock, by each director of our Company, by each executive officer named in the Summary Compensation Table under "Executive Officers and Compensation--Executive Compensation" and by all directors and officers of our Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.


                          AMOUNT AND
                          NATURE OF
                          BENEFICIAL         PERCENTAGE OF
          NAME            OWNERSHIP <F1>     SHARES OUTSTANDING <F1>
    Exchange National     111,112.00                9.1%
     Bank of
     Jefferson City
     Profit-Sharing
     Trust/Exchange
     National Bank of
     Jefferson City,
     Trustee <F2><F3>

     Donald L.             69,609.43                5.7
     Campbell <F2><F4>
     Charles G.            16,980.61                1.4
     Dudenhoeffer,
     Jr. <F5>
     Philip D.             10,000.00                *
     Freeman <F6>
     David R. Goller       19,598.00                1.6
     <F7>
     James R. Loyd         31,074.00                2.6
     <F8>
     Kevin L. Riley         2,310.00                *
     <F9>
     James E. Smith         7,001.00                *
     <F10>
     David T. Turner        7,348.86                *
     <F11>
     Gus S. Wetzel,        20,751.00                1.7
     II <F12>
     All directors &      186,145.76                15.3
     executive
     officers
     as a group (11
     persons) <F13>
_________________
[FN]
  *       Less than one percent

<F1>      Beneficial ownership is determined in accordance with
          the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 1,219,025 shares of common stock outstanding.

<F2>      The address for The Exchange National Bank of Jefferson
          City Profit-Sharing Trust/The Exchange National Bank of Jefferson City, Trustee and for Mr. Campbell is 132 East High Street, Jefferson City, Missouri 65101.

<F3>      Participants in The Exchange National Bank of Jefferson
          City Profit-Sharing Trust have the right to vote shares which have been allocated to such participants in the Profit-Sharing Trust. Accordingly, the Profit-Sharing Trust/Trustee has investment power but not voting power as to the shares shown as owned by it.

<F4>      Includes 51,726 shares owned of record by Campbell
          Family L.P., and 17,883.43 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for the benefit of Mr. Campbell. Mr. Campbell has sole voting and investment power over 51,726 shares, and Mr. Campbell has the right to vote, but has no investment power, with respect to the 17,883.43 shares held in the Profit-Sharing Trust.

<F5>      Includes 6,150 shares held jointly by Mr. Dudenhoeffer
          and his spouse and 10,830.61 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Dudenhoeffer and his spouse share voting and investment power with respect to 6,150 shares, and Mr. Dudenhoeffer has the right to vote, but has no investment power, with respect to the 10,830.61 shares held in the Profit-Sharing Trust.

<F6>      These shares are held of record by a revocable living
          trust, of which Mr. Freeman is a trustee, for the benefit of Mr. Freeman and his wife.

<F7>      Includes 9,070 shares held of record by Mr. Goller as
          trustee of the David R. Goller Trust. Also includes 4,580 shares held of record by the Goller, Gardner & Feather, P.C. Profit Sharing Trust, of which Mr. Goller is trustee, and 5,948 shares held of record by two family trusts for which he acts as sole trustee.

<F8>      Includes 17,475 shares held by Mr. Loyd's spouse as
          trustee of a family trust, as to which Mr. Loyd and his spouse share voting and investment power.

<F9>      Includes 1,950 shares held jointly by Mr. Riley and his
          spouse, as to which they share voting and investment power.

<F10>     Includes 7,000 shares held jointly by Mr. Smith and his
          spouse, as to which they share voting and investment power.

<F11>     Includes 667 shares held jointly by Mr. Turner and his
          spouse and 4,806.86 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Turner and his spouse share voting and investment power with respect to 667 shares, and Mr. Turner has the right to vote, but has no investment power, with respect to the 4,806.86 shares held in the Profit-Sharing Trust.

<F12>     Includes 20,750 shares held by Wetzel Investments, Ltd.

<F13>     Includes 34,643.76 shares held in The Exchange National
          Bank of Jefferson City Profit-Sharing Trust and allocated to participant accounts which the participant has the right to vote but not investment power.

            TRANSACTIONS WITH DIRECTORS AND OFFICERS

          As part of the consideration provided by our Company for its November 1997 acquisition of Union State Bancshares, Inc. and Union State Bank, our Company issued a promissory note to James E. Smith in the principal amount of $2,000,000, a promissory note to Gus S. Wetzel, II in the principal amount of $5,000,000, and four promissory notes to Mr. Wetzel's children in the aggregate principal amount of $892,472. The six promissory notes each matures on November 1, 2002, with quarterly installments of accrued interest to be made on each February 1, May 1, August 1 and November 1 of the loan term at the rate of 7% per annum. Our Company has reserved the right to prepay the promissory notes at any time on or after November 1, 2000. The promissory notes, and one other promissory note issued to a former shareholder of Union, are secured by Union's pledge of the shares of Union State Bank capital stock owned by it.

          In connection with our Company's acquisition of Union State Bank in November 1997, our Company entered into a noncompetition agreements with James E. Smith and Gus S. Wetzel, II, respectively. The agreements prevent Mr. Smith and Dr. Wetzel from competing with our Company, soliciting customers or hiring employees during the six-year term of the agreement in exchange for our Company's agreement to pay each of them six annual installments of $50,000 each (without interest), the first of which installments was paid on November 3, 1997.

          The officers and directors of our Company and of its subsidiaries, some of their family members and our Companies with which some of the directors are associated, were customers of, and had banking transactions with, Exchange National Bank and Union State Bank in the ordinary course of Exchange National Bank's and Union State Bank's respective businesses during 1998 and 1999. During each of these years Exchange National Bank and Union State Bank each continued its policy of making loans and loan commitments in the ordinary course of business to its employees, officers and directors, and their affiliates, only on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of the board of directors of Exchange National Bank and of Union State Bank, respectively, none of its transactions with such persons involved more than a normal risk of collectability or other unfavorable features.

          David R. Goller, a director of our Company and Exchange National Bank, is a member of the firm Goller, Gardner & Feather, P.C., which Exchange National Bank has retained and expects in the future to retain as its general counsel. During 1999, Exchange National Bank paid legal fees to Goller, Gardner & Feather, P.C. in the amount of $2,355.

                             ITEM 2

           AMENDMENT TO THE ARTICLES OF INCORPORATION

GENERAL

          On February 29, 2000, our board of directors unanimously adopted a resolution setting forth a proposed amendment to our Company's articles of incorporation. The proposed amendment would increase the total number of authorized shares of our Company's capital stock from 1,500,000 shares to 16,000,000 shares and increase the number of authorized shares of common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares and authorize 1,000,000 shares of preferred stock, $0.01 par value.

          The text of the proposed amendment to the articles of incorporation is set forth in Exhibit A hereto. If the proposed amendment is adopted by the shareholders, our Company will cause Articles of Amendment consistent with the text of the amendment set forth in Exhibit A to be filed with the office of the Missouri Secretary of State as promptly as practicable after the Annual Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE PROPOSED AMENDMENT

          Our Company's articles of incorporation, as currently in effect, provides that our Company is authorized to issue 1,500,000 shares of capital stock, consisting of 1,500,000 shares of common stock, $1.00 par value. On February 29, 2000 our board of directors authorized an amendment to the articles of incorporation to increase the authorized shares of our Company's capital stock from 1,500,000 shares to 16,000,000 shares. This would be accomplished by increasing the number of authorized shares of common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares and by authorizing 1,000,000 shares of preferred stock, $0.01 par value. Our shareholders are being asked to approve such amendment to the articles of incorporation at the Annual Meeting.

          Of the 1,500,000 shares of our Company's common stock authorized as of March 15, 2000, 1,219,025 shares of common stock were issued and outstanding. Approximately 212,745 additional shares of common stock are proposed to be issued in connection with our Company's pending acquisition of CNS Bancorp, Inc. and its wholly-owned subsidiary, City National Savings Bank, FSB. At its February 29, 2000 meeting, our board of directors indicated its intention to declare a two-for-one stock dividend promptly following the annual meeting, if the proposed amendment is approved by the shareholders. One reason for declaring this stock dividend is to cause a sufficient number of shares to be issued to enable our Company to satisfy Nasdaq's minimum "float" requirements, which is a necessary condition for our Company to have its stock listed on the Nasdaq National Market. Even if the minimum "float" requirements are satisfied, however, it will still be necessary for our Company to satisfy other Nasdaq listing requirements, including a requirement that three dealers be willing to make a market in our common stock. There is no assurance that our Nasdaq listing application will be approved.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

          PURPOSES. The principal purpose of the proposed amendment to the articles of incorporation is to authorize additional shares of capital stock, which will be available (i) for issuance of a two-for-one stock dividend, (ii) for issuance upon the exercise of the Rights referred to under "Description of Capital Stock and Related Instruments-Rights Plan" below, (iii) for issuance pursuant to any employee benefit plan or employment agreement, including upon the exercise of stock options granted under our incentive stock option plan, or (iv) in the event that our board of directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to adopt or amend employee benefit plans, to raise additional capital through the sale of securities, or to acquire another company or its business or assets. If the proposed amendment is approved by the shareholders, our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

          EFFECTS. The increase in authorized capital stock will not have any immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares of capital stock are issued in the future (other than pursuant to stock distributions or dividends paid to all shareholders pro rata), the existing shareholder's percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock. Since our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of capital stock, except as may be required by applicable law, shareholder approval of the amendment to the articles of incorporation at the Annual Meeting may have the effect of authorizing the issuance of additional shares of capital stock. The holders of common stock have no preemptive rights. The increase in the authorized number of shares of capital stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by the shareholders by diluting the stock ownership or voting rights of a person seeking to obtain control of our Company. Shareholder approval of the amendment to the articles of incorporation will also make it possible for the Rights Plan referred to under "Description of Capital Stock and Related Instruments-Rights Plan" below to be adopted and implemented, which also could have the effect of delaying or preventing a change in control of our Company.

DESCRIPTION OF CAPITAL STOCK AND RELATED INSTRUMENTS

          COMMON STOCK. Each share of our common stock entitles the holder thereof to one vote on all matters submitted to a vote of the shareholders, including the election of directors. Shareholders do not have cumulative voting rights in the election of directors. The affirmative vote of the holders of two-thirds of the shares of our common stock is required for the amendment of certain provisions of our Company's articles of incorporation, including those relating to our capitalization and the staggered election of our board of directors. In addition, the holders of two-thirds of our shares can call a special meeting of shareholders and can remove a director from office. Our common stock is not subject to redemption or future calls or assessment by our Company. Holders of common stock do not have preemptive rights, or rights to convert their common stock into other securities. Subject to preferences which may be applicable to any series of preferred stock that may be issued following shareholder approval of the amendment to the articles of incorporation at the Annual Meeting, the holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefore. The ability of our Company to pay dividends to the holders of our common stock, however, will depend upon the amount of dividends paid by our Company's subsidiaries to it. In the event of a liquidation, dissolution or winding up of the affairs of our Company, holders of our common stock have the right to a ratable portion of the assets remaining after the payment of liabilities subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock that may be issued following shareholder approval of the amendment to the articles of incorporation at the Annual Meeting. All outstanding shares of our common stock are, and all shares issued in exchange for the applicable purchase price will be, fully paid and non-assessable. We have appointed Exchange National Bank of Jefferson City as the transfer agent and registrar for our common stock. See "Certain Provisions of the Articles of Incorporation, Bylaws and Missouri Law."

          PREFERRED STOCK. If our shareholders approve the amendment to the articles of incorporation at the Annual Meeting, our Company may issue its preferred stock from time to time in one or more series. Our board of directors would be authorized to determine the rights, preferences, privileges and restrictions, including dividend rights, conversion rights, voting rights, terms of redemption (including mandatory redemption provisions, if any) and liquidation preference, granted to and imposed upon any series of preferred stock and to fix the number of shares of any series of preferred stock and the designation of any such series, without any vote or action by the shareholders of our Company. Should our board of directors elect to exercise its authority, the rights, preferences and privileges of holders of common stock would be subject to the rights, preferences and privileges of the preferred stock. Accordingly, our board of directors could authorize a series of preferred stock which adversely affects the voting power and other rights of the holders of our common stock. Moreover, the existence of preferred stock which could be issued by our Company may have the effect of depressing the market price of our common stock. If our shareholders approve the proposed amendment to the articles of incorporation, we anticipate that our board of directors would designate one series of preferred stock, Series A Preferred Stock ("Series A Preferred Stock"), which would only be issuable pursuant to the terms of the Rights Plan referred to below. Our Company has no present plans to issue any preferred stock, except to the extent such preferred stock would be issued pursuant to the Rights Plan.

          RIGHTS PLAN. If our shareholders approve the proposed amendment to the articles of incorporation, we anticipate that our board of directors would adopt a Rights Plan consistent with the description appearing under this "Rights Plan" section. Pursuant to the Rights Plan, our Company would distribute a dividend of one right (a "Right") to purchase certain shares of capital stock of our Company under certain circumstances, for each outstanding share of common stock. We anticipate that the Rights would be traded with the common stock and detach and become exercisable only if, in a transaction not approved by our board of directors, a person or entity acquires 15% or more of the outstanding shares of our common stock or announces a tender offer the consummation of which would result in ownership by a person or group of 15% or more of such shares.

          Once the Rights detach and become exercisable, unless subsequently redeemed, we anticipate that each Right then would entitle its holder to purchase one one-thousandth of a share of the Series A Preferred Stock for an exercise price that would be specified in the Rights Plan (which is anticipated to equal an estimate of the value of our common stock at the end of the ten-year life of the Rights). If our Company were to be involved in a merger or other business combination transaction after the Rights become exercisable, each Right would entitle its holder to purchase, for the Right's exercise price, a number of the acquiring or surviving company's shares of common stock having a market value equal to twice the exercise price. If, in a transaction not approved by our board of directors, a person or entity acquires 15% or more of the outstanding shares of our common stock, each Right would entitle its holder to purchase, for the Right's exercise price, a number of shares of our common stock having a market value equal to twice the exercise price.
At any time after a person or entity acquires at least 15%, but not more than 50%, of the outstanding shares of our common stock, our board of directors can elect to exchange one share of our common stock for each Right (other than Rights held by such person or entity). Our Company would be entitled to redeem the Rights at $.01 per Right at any time until ten business days following a public announcement that a person or group of persons has acquired beneficial ownership of 15% or more of the outstanding shares of common stock. Following such an announcement, or, subject to certain exceptions, the acquisition of beneficial ownership of 15% or more of the outstanding shares of common stock by the acquiror or certain related persons, the Rights acquired by such person or persons would be null and void. Prior to the date upon which the Rights detach, the terms of the Rights Plan could be amended by our board of directors without the consent of the holders of the Rights. We anticipate that the Rights would expire ten years after they are distributed, unless earlier redeemed by our Company. The Rights Plan would not be intended to deter all takeover bids for our Company. To the extent an acquiror would be discouraged by the Rights Plan from acquiring an equity position in our Company, shareholders may be deprived from receiving a premium for their shares. The issuance of additional shares of common stock prior to the time the Rights become exercisable would result in an increase in the number of Rights outstanding.

          We anticipate that the Series A Preferred Stock, if issued, would rank junior to all other series of preferred stock as to the payment of dividends and the distribution of assets in liquidation, unless the terms of any such other series provide otherwise. Each share of Series A Preferred Stock would have a quarterly dividend rate per share equal to 1,000 times the per share amount of any dividend (other than a dividend payable in shares of common stock or a subdivision of the common stock) declared from time to time on the common stock, subject to certain adjustments. The holders of Series A Preferred Stock would be entitled to receive a preferred liquidation payment
       per share of $1,000 (plus accrued and unpaid dividends)
or, if greater, an amount equal to 1,000 times the payment to be made per share of common stock. Generally, the holder of each share of Series A Preferred Stock would vote together with the common stock (and any other series of preferred stock entitled to vote on such matter) on any matter as to which the common stock is entitled to vote, including the election of directors. The holder of each share of Series A Preferred Stock would be entitled to 1,000 votes (one vote for each one one-thousandth of a share). In the event of any merger, consolidation, combination or other transaction in which shares of common stock are exchange for or changed into other stock or securities, cash and/or property, the holder of each share of Series A Preferred Stock would be entitled to receive 1,000 times the aggregate amount of stock, securities, cash and/or property into which or for which each share of common stock is changed or exchanged.

          The foregoing dividend, voting and liquidation rights of the Series A Preferred Stock would be protected against dilution in the event that additional shares of common stock are issued pursuant to a stock split or stock dividend. Because of the nature of the Series A Preferred Stock's dividend, voting, liquidation and other rights, the value of the one one-thousandth of a share of Series A Preferred Stock purchasable with each Right is intended to approximate the value of one share of common stock.

          STOCK OPTIONS. On February 29, 2000, our board of directors adopted the Exchange National Bancshares, Inc. Incentive Stock Option Plan. As of March 15, 2000, our Company had not granted options to purchase any shares of common stock pursuant to the Plan. See " Stock Option Plan" under Proposal 1; see also Proposal 3.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND
MISSOURI LAW

          Our Company's articles of incorporation and bylaws contain several provisions explained in further detail below which would render it more difficult for an entity to effect a takeover of our Company without the cooperation of our board of directors. Our management may consider and may propose the approval of adoption of other anti-takeover measures in the future, including the Rights Plan discussed above.

          Our board of directors has no knowledge that any takeover attempt is being contemplated, but believes that these provisions in our articles of incorporation and bylaws reduce the risk of any such attempt not approved by our board of directors. The discussion concerning our articles of incorporation and bylaws in this proxy statement is qualified in its entirety by reference to the text of the articles of incorporation and bylaws. You are urged to review our articles of incorporation and bylaws in their entirety.

          The following provisions could be deemed to have an anti-takeover effect:

          (1) Our board of directors is divided into three classes, and our directors are elected by classes to three-year terms, so that members of one of the three classes of our directors will be elected at each annual meeting of the shareholders. While this provision promotes stability and continuity of the board of directors, classification of the board of directors may also have the effect of decreasing the number of directors that could otherwise be elected at each annual meeting of shareholders by a person who obtains a controlling interest in our common stock and thereby could impede a change in control of our Company.

          (2) A director may be removed from the board of directors, but only for cause (limited in the articles of incorporation to commission of a felony, or a finding by a court of liability for negligence, or misconduct, in the performance of the director's duty to our Company in a matter of substantial importance to our Company, where such adjudication is no longer subject to direct appeal) or by the affirmative vote of holders of at least two-thirds of the outstanding shares of our common stock entitled to vote.

          (3) A special shareholders' meeting may be called only by the board of directors or the holders of two-thirds or more of the outstanding shares of our common stock entitled to vote at any such meeting. Accordingly, during the interval between annual shareholders' meetings, a shareholder with less than two-thirds of the outstanding shares of our common stock would need to get the cooperation of enough other shareholders to meet the two-thirds requirement in order to force consideration of a proposal over the opposition of our board of directors by calling a special meeting of shareholders.

          (4) Advance notice of nominations for election of directors and of any other business to be brought before a meeting of our shareholders must be given as provided in the bylaws. See "Election of Directors-The Board of Directors" under
Item 1. Although the advance notice provision does not give the board of directors any power to approve or disapprove of shareholder nominations for election of directors or of shareholder proposals, it may have the effect of (i) precluding a contest for the election of directors if the procedures established are not followed, (ii) discouraging a third party from conducting a solicitation of proxies to elect its own slate of directors, without regard to whether or not this might be harmful to our Company, and (iii) discouraging a third party from submitting a proposal without regard to whether this might be harmful or beneficial to our Company and its shareholders.

          (5) The Missouri control share acquisition statute (Mo. Rev. Stat. Section 351.407 (Supp. 1991)), is designed to assist a corporation in defending itself against a hostile takeover attempt. Because our Company has over 100 shareholders, has its principal place of business in Missouri and more than 10% of its shareholders are Missouri residents, we will be subject to the statute, unless our articles of incorporation provide otherwise. Because of the protection afforded by the statute, our Company has not included such an "op-out" provision in its Articles.

          The statute provides that a person holding 20% or more of the outstanding shares of our Company's common stock may not vote any additional stock acquired unless the acquisition is approved by the shareholders. The statute specifically applies to newly-acquired shares which, when added to all other shares of our Company owned or controlled by the acquiring person, would enable the acquiring person to exercise voting control within any one of three ranges: (a) one-fifth to one-third; (b) one-third to a majority; or (c) a majority or more. The statute is triggered each time a person acquires ownership or voting control of shares which would result in such person's voting power reaching one of the specified levels.

          The newly-acquired shares would have voting rights only to the extent approved by a resolution of our shareholders. The voting rights must be approved by both (a) a majority of the outstanding voting stock, and (b) the affirmative vote of a majority of the outstanding voting stock after excluding shares owned by the acquiring person, shares owned by directors who are also employees of our Company and shares owned by officers of our Company. Shareholders are given dissenters' rights, if they vote against a share acquisition, and may receive the fair value of their shares if voting rights are approved for the acquired shares.

          (6) Because our common stock has been registered with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, the Missouri Business Combination statute (Mo. Rev. Stat. Section 351.459 (Supp. 1999)) also will apply to our Company, unless the articles of incorporation provide otherwise. This statute acts as a further deterrent to a hostile take-over by requiring certain mergers, sales of assets and similar business combinations involving our Company to be approved by our board of directors. We have not included an "op out" provision in our articles of incorporation.

          The statute prohibits our Company from engaging in any business combination with any "interested shareholder" for a period of five years following the date upon which the shareholder first became an "interested shareholder" unless the business combination is approved by the board of directors. An "interested shareholder" is defined as any person who is the beneficial owner of 20% or more of our outstanding voting stock.

INDEMNIFICATION

          Our articles of incorporation and bylaws require us to indemnify each of our officers and directors to the full extent permitted by Missouri law, including for serving in positions with our subsidiary banks and for advancement of expenses related to regulatory actions, whether the actions involve service as an officer or director of our Company or our bank subsidiaries.

          Our articles of incorporation provides that no director or officer of our Company shall have personal liability to our Company or our shareholders for monetary damages for breach of fiduciary duty as a director, if such person:

          exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of such person's own affairs, or acted in reliance upon the advice of our Company's counsel or upon information provided by our directors, officers, employees or agents, without reasonable grounds to disbelieve such advice or information.

          The foregoing limitations on liability and indemnification obligations may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited our Company and its shareholders.

VOTE REQUIRED

          The adoption of the proposed amendment to the articles of incorporation of our Company requires approval by a two-thirds majority of the votes cast at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
PROPOSED AMENDMENT TO OUR COMPANY'S ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.

                             ITEM 3

 APPROVAL OF EXCHANGE NATIONAL BANCSHARES, INC. INCENTIVE STOCK
                           OPTION PLAN

GENERAL

          On February 29, 2000, the board of directors unanimously adopted the Exchange National Bancshares, Inc. Incentive Stock Option Plan. The Plan is sponsored by our Company for key employees of our Company and its subsidiaries. The aggregate number of shares of common stock, $1.00 par value, of our Company that may be issued pursuant to the exercise of options granted under the Plan is limited to 150,000 shares, subject to increase or decrease in the event of any change in our Company's capital structure. See "Dilution or Enlargement."

PURPOSE

          The purpose of the Plan is to encourage the key employees of our Company and its subsidiaries to participate in the ownership of our Company, and to provide additional incentive for such key employees to promote the success of its business through sharing in the future growth of such business.

ELIGIBLE PARTICIPANTS

          Options to purchase shares of our Company's common stock may be granted under the Plan only to key employees of our Company or of any of its subsidiary corporations. Key employees to whom options may be granted under the Plan will be those employees selected from time to time by the Committee (as defined below under "Administration of the Plan") who, in the sole discretion of the Committee, have made material contributions in the past, or are expected to make material contributions in the future, to the successful performance of our Company. No option may be granted under the Plan to any employee of our Company or of a subsidiary corporation who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of our Company or of any of its subsidiary corporations.

          The aggregate fair market value of shares of common stock for which an employee may be granted options under the Plan in any calendar year has no limit. However, the aggregate fair market value (determined at the time the options are granted) of shares of common stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year under the Plan (and under any other plan of the employer corporation, its parent or its subsidiaries) cannot exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.

          The number of persons eligible to participate in the Plan has not yet been determined, although it is anticipated that they will be members of senior management. As of March 15, 2000, our Company had not granted options to purchase any shares of common stock pursuant to the Plan.

ADMINISTRATION OF THE PLAN


          The Plan is administered by a committee (the
"Committee") composed of all members of our board of directors who are not employed by our Company or any of its subsidiaries. Currently, Messrs. Freeman, Goller, Loyd, Riley and Wetzel serve as members of the Committee. The Committee is authorized to construe, interpret and administer the Plan, and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of our Company. Subject to the terms, conditions and provisions of the Plan, the Committee has exclusive authority to (i) select the key employees to whom options will be granted, (ii) determine the number of shares subject to each option, (iii) determine the time or times when options will be granted, (iv) determine the option price of shares subject to each option, (v) determine the time when each option may be exercised, (vi) fix such other provisions of each incentive stock option agreement as the Committee may deem necessary or desirable, consistent with the terms of the Plan, and (vii) determine all other questions relating to the administration of the Plan. The interpretation and construction of the Plan by the Committee is final, conclusive and binding upon all persons.

TERMS OF OPTIONS

          The Committee is authorized to establish the terms which will govern each option granted under the Plan, provided that such terms are consistent with the terms, provisions and conditions of the Plan. The exact terms established with respect to any grant of an option under the Plan will be contained within a written incentive stock option agreement. There is no obligation to grant any two options on the same terms, and options granted at the same time to different individuals or at different times to the same individual may have different terms.

          EXERCISE PERIOD. Subject to the conditions and limitations of the Plan, the period during which each option granted under the Plan may be exercised is fixed by the Committee at the time such option is granted. The maximum period during which an option is exercisable is ten years from the date that it is granted.

          In granting an option, the Committee may prescribe that an option may be exercised as to all or part of the shares subject to the option only after the occurrence of certain events or the passage of specified periods of time, or both, after the date the option is granted. In the event of a "Change of Control," the time at which any of the outstanding options under the Plan may be exercised by the optionee will be accelerated. A "Change of Control" is defined to take place when either (a) a person (other than our Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders as of the date of the agreement) becomes the beneficial ownership of 50% or more of the total voting power of our Company's voting securities, (b) a merger involving our Company is approved by shareholders in which such shareholders own less than 50% of the voting stock of the surviving corporation, or (c) a plan of liquidation or sale of substantially all the assets of our Company is approved by shareholders.

          EFFECT OF TERMINATION OF EMPLOYMENT. Except as provided below, options granted under the Plan may be exercised only by persons who are then employed by our Company or any of its subsidiaries and who have been so employed at all times since the date on which such options were granted. If a person to whom options are granted under the Plan ceases to be employed by our Company or any of its subsidiaries for any reason other than death, any option or unexercised portion thereof granted to such person under the Plan which is otherwise exercisable will terminate unless it is exercised within three months of the date on which such person ceased to be so employed (but in no event later than the expiration date of such option specified in the applicable incentive stock option agreement).

          EFFECT OF DEATH. In the event a person to whom options are granted under the Plan dies while such person is an employee of our Company or any of its subsidiaries (or within three months of the date on which such person ceases to be so employed) any option or unexercised portion thereof granted to such person under the Plan which is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of one year following the optionee's death (but in no event later than the expiration date of the option as specified in the applicable incentive stock option agreement).

          No certificate for a fractional share of common stock will be issued pursuant to the exercise of any option.

PRICE

          No consideration is paid to our Company by any optionee in exchange for the grant of an option. The exercise price at which shares of common stock may be purchased under an option granted pursuant to the Plan shall be determined by the Committee, but in no event will the exercise price be less than the greater of (i) the par value thereof, or (ii) the fair market value of such shares on the date that the option is granted. The fair market value of shares of common stock for purposes of the Plan will be determined by using the closing price on any national securities exchange or market on which such shares are traded on the date of the option grant (or if there were no reported trades on such date, then on the latest date within 60 days prior to the date of the option grant). In the absence of finding such a closing price, the fair market value shall be determined by the Committee, in its sole discretion.

          In the event of a change in our Company's capital structure, the exercise price and number of shares subject to outstanding options and the total number of shares subject to the Plan shall be adjusted as described below under "Dilution or Enlargement."

PAYMENT FOR SHARES

          The exercise of any option will be contingent upon receipt by our Company of (i) written notice of the number of shares with respect to which the optionee is exercising an option, (ii) the full option exercise price for the shares of common stock and (iii) such representations or agreements as are necessary in the opinion of counsel for our Company to secure any necessary exemptions from the registration requirements of the applicable securities laws in the event that the shares underlying options are not registered under applicable securities laws. Our Company currently intends to register those shares on Form S-8 under the Securities Act of 1933 and any applicable state securities laws. Payment for the shares issued upon the exercise of an option may be made either in cash or in other shares of common stock (whether by the actual surrender of shares or, subject to the conditions and limitations contained in the Plan, by the affirmation and attestation of ownership of shares which have been held for at least six months).

          No optionee and no legal representative, legatee or distributee of any optionee shall be deemed to be a holder of any shares of common stock subject to an option granted under the Plan unless and until certificates for such shares are issued to any such person under the terms of the Plan.

          Our Company does not intend to regularly furnish reports to optionees regarding the amount and status of their options, but such information will be readily available at our Company and will be given to the optionee upon request.

SHARES AVAILABLE FOR OPTIONS

          The aggregate number of shares of common stock of our Company that may be issued pursuant to the exercise of options granted under the Plan is limited to 150,000 shares, subject to increase or decrease in the event of any change in our Company's capital structure. See "Dilution or Enlargement." The shares of common stock to be delivered upon exercise of options under the Plan will be made available, at the discretion of our Company's board of directors, from either our Company's authorized but unissued shares of common stock or any shares of common stock held by our Company as treasury shares. Shares of common stock subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan. The per share market value of the common stock on March 15, 2000, computed by reference to the last sale price of the common stock, was $60.00.

DILUTION OR ENLARGEMENT

          In the event that there is any change in the capital structure of our Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of common stock, the number of shares of common stock subject to an option under the Plan which remains unexercised and the number of shares of common stock subject to the Plan, will be subject to increase or decrease in order to prevent dilution or enlargement. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

RESTRICTIONS ON RESALE

          Any person acquiring shares of common stock pursuant to the exercise of an option under the Plan may resell such shares without restriction, unless such person is an "affiliate" of our Company. "Affiliates" of our Company (i.e., persons who are deemed to directly or indirectly control our Company, including executive officers and directors of our Company) who acquire shares pursuant to the exercise of an option granted under the Plan may resell such shares only if such shares are either (i) registered under the Securities Act of 1933, as amended, and any applicable state securities laws, or (ii) exemptions from registration under the Securities Act and applicable state securities laws are available.

          Rule 144 under the Securities Act provides an exemption from registration under that Act if all of its conditions are met. Under Rule 144 as currently in effect, a person who has beneficially owned shares of our common stock for at least one year would be entitled to sell within any three month period a number of shares that does not exceed the greater of:

              1% of the number of shares of common stock then outstanding; and

              the average weekly trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to such sale.

          Sales under Rule 144 also are subject to certain manner of sale provisions and notice requirements and to the availability of current public information about us.

          Our Company is subject to Section 16 of the Securities Exchange Act of 1934, which permits the recovery by our Company of any profit realized by any officer, director or beneficial owner of more than ten percent of the outstanding shares of common stock from each purchase and sale, or sale and purchase, of common stock within any period of less than six months. Under Rule 16b-3 of the Exchange Act, such persons are prohibited from selling shares of common stock within six months of the option grant unless the option grant was approved by the shareholders or by the board of directors (or a committee of two or more "non-employee directors"). It is anticipated that all grants of options under the Plan will be approved in that manner and therefore the six-month restriction period under Rule 16b-3 will not be applicable. If the six-month period were to be applicable, however, sales of shares of common stock by officers, directors and ten percent shareholders within the six month period would be subject to the short-swing profit recovery provisions of Section 16(b).

FEDERAL INCOME TAX CONSEQUENCES

          Options granted under the Plan are intended to qualify as "incentive stock options" under section 422(b) of the Code. Generally, an optionee incurs no Federal income tax consequences at the time of a grant of an option under the Plan or upon exercise of an option granted under the Plan; however, as explained below, an optionee may incur alternative minimum tax consequences upon the exercise of an incentive stock option.

          Upon the sale of stock received pursuant to the exercise of an option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, an optionee will recognize either a taxable gain equal to the excess of the amount realized from the sale over the optionee's basis in the shares, or a taxable loss equal to the excess of the optionee's basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of an option granted under the Plan will be the amount paid for those shares, or, if the option was exercised by exchanging shares of common stock for the new shares, the basis in the shares received upon exercise is the same as the basis in the shares surrendered in the exchange.

          Gain or loss from the sale of stock received upon exercise of an option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

          A "disqualifying disposition" of shares received pursuant to the exercise of an option granted under the Plan occurs if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of the shares to such optionee, unless such disposition is (i) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (ii) an exchange to which section 354, section 355, section 356 or section 1036 (or so much of section 1031 as relates to section 1036) of the Code applies, or (iii) a mere pledge or hypothecation. In the event of a "disqualifying disposition," the optionee generally will realize ordinary income in the year of the "disqualifying disposition" in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. If the disposition is one in which a loss, if sustained, would be recognized by the optionee, the amount recognized as taxable income in the preceding sentence is limited to the amount by which the amount realized on the sale of the shares in the "disqualifying disposition" exceeds the adjusted basis of the shares sold. If the amount realized from the sale exceeds the fair market value of the shares on the date of exercise, the excess will be treated as a gain which is taxed under the rules described in the preceding paragraph.

          If an optionee exercises an option granted under the Plan and pays the option exercise price for the shares by exchanging shares of common stock already held by the optionee, in general no gain or loss will be recognized upon the exchange of shares pursuant to the exercise of an option. However, if an optionee exercises an option granted under the Plan by exchanging shares previously acquired by such optionee pursuant to the exercise of an option previously granted under the Plan, gain or loss will be recognized on the exchanges unless the stock previously acquired has been held for at least two years from the date the previously granted option was granted and at least one year from the date the previously granted option was exercised.

          Upon expiration of any option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

          Our Company does not realize any Federal income tax consequences on the issuance or exercise of options under the Plan. If the optionee makes a "disqualifying disposition," however, our Company may deduct an amount equal to the amount included in the optionee's ordinary income, provided our Company satisfies applicable information reporting and income and payroll tax withholding requirements.

          If the stock received pursuant to the exercise of an option granted under the Plan is freely transferable or not subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined without regard to any restriction other than a restriction which by its term will never lapse) over the amount paid for such stock is included in the determination of the optionee's alternative minimum taxable income in the year of exercise. If the stock received pursuant to the exercise of an option granted under the Plan is not freely transferable and is subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined as above) at the time such stock becomes freely transferable or no longer is subject to a substantial risk of forfeiture, whichever of said two events occurs first, over the amount paid for such stock is included in the determination of the optionee's alternative minimum taxable income in the year in which such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, whichever of said two events occurs first. Special rules apply for purposes of determining whether stock received pursuant to the exercise of an option granted under the Plan is freely transferable or subject to a substantial risk of forfeiture. These rules may impact the determination of alternative minimum taxable income for optionees whose sale of such stock at a profit could subject the optionee to suit under
Section 16(b) of the Exchange Act and in certain other circumstances.

          For purposes of computing the alternative minimum income tax in the year of sale, the basis in the shares sold is increased by the amount included in the determination of alternative minimum taxable income in the year the option was exercised. If stock received pursuant to the exercise of an option granted under the Plan is sold in the same taxable year in which the option was exercised, then the amount includible in the determination of the optionee's alternative minimum taxable income cannot exceed the excess (if any) of the amount realized on the sale less the optionee's adjusted basis in such stock.

          The Plan is not one which can be qualified under
section 401(a) of the Code.

          The federal income tax consequences described above are for general information only. No information is provided as to state, local or foreign tax consequences of the acquisition or exercise of options granted under the plan or the sale of shares of common stock acquired upon such exercise. Each optionee should consult his or her own tax advisor as to the specific federal income tax consequences and as to the specific consequences under state, local and foreign tax laws.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

          The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

AMENDMENT AND TERMINATION OF THE PLAN

          The Plan will terminate on February 28, 2010, except as to options then outstanding under the Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

          The board of directors has the right to amend, modify or terminate the Plan, except that it cannot, without approval of the holders of a majority of the issued and outstanding shares of common stock, (i) increase the aggregate number of shares of common stock as to which options may be granted under the Plan,
(ii) modify the requirements as to eligibility for participation,
(iii) extend the periods during which options may be granted or exercised, or (iv) change the manner of determining the exercise price (other than to change the manner of determining the fair market value of shares of common stock). No amendment, modification or termination of the Plan may adversely affect the rights of any optionee under any then outstanding option granted under the Plan without the consent of that optionee.

ASSIGNMENT

          An option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by the optionee.

PLAN BENEFITS

          As of March 15, 2000, our Company had not granted options to purchase any shares of common stock pursuant to the Plan. The number and dollar amount of benefits that will be received by or allocated to each officer named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the Plan therefore are not currently determinable.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
OF THE INCENTIVE STOCK OPTION PLAN.

                             ITEM 4

        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          The board of directors has selected the independent certified public accounting firm of KPMG LLP as our Company's independent auditors to audit the books, records and accounts of our Company for the year ending December 31, 2000. Shareholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board's decision in this regard.

          KPMG LLP has served as our Company's independent auditors since our Company commenced business operations in 1993.
A representative of KPMG LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the board of directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. Shareholder ratification of the board of directors' selection of KPMG LLP as our Company's independent auditors is not required by any statute or regulation or by our Company's bylaws. Nevertheless, if the shareholders do not ratify the selection of KPMG LLP at the Annual Meeting, the selection of independent auditors for the current year will be reconsidered by the board of directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE SELECTION OF KPMG LLP.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our Company's directors and executive officers, and persons who own more than 10% of any class of equity securities of our Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company.
Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish our Company with copies of all Section 16(a) reports they file.

          To our Company's knowledge, based solely on review of the copies of such reports furnished to our Company and written representations that no other reports were required, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

                  OTHER BUSINESS OF THE MEETING

          The board of directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the board of directors will vote on such matters in their discretion in accordance with their best judgment.

                          ANNUAL REPORT

          Our Company's Annual Report to Shareholders, containing consolidated financial statements for the year ended December 31, 1999, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

          A COPY OF OUR COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF MARCH 15, 2000, UPON WRITTEN REQUEST TO DONALD L. CAMPBELL, EXCHANGE NATIONAL BANCSHARES, INC., 132 EAST HIGH STREET, JEFFERSON CITY, MISSOURI 65101. Our Company will provide a copy of any exhibit to the Form 10-K report to any such person upon written request and the payment of our Company's reasonable expenses in furnishing such exhibits.

          SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

          It is anticipated that the 2001 Annual Meeting of Shareholders will be held on June 13, 2001. Any shareholder who intends to present a proposal at the 2001 Annual Meeting must deliver the proposal to our Company at 132 East High Street, Jefferson City, Missouri 65101, Attention: President by the applicable deadline below:

          If the shareholder proposal is intended for inclusion in our Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, our Company must receive the proposal no event later than December 13, 2000. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

          If the shareholder proposal is to be presented without inclusion in our Company's proxy materials for that meeting, our Company must receive the proposal no event later than March 11, 2001 in accordance with the advance notice provisions of our Company's articles of incorporation and bylaws. See "Election of Directors-The Board of Directors."

Proxies solicited in connection with the 2001 Annual Meeting of Shareholders will confer on the appointed proxies discretionary voting authority to vote on shareholder proposals that are not presented for inclusion in the proxy materials unless the proposing shareholder notifies our Company by March 11, 2001 that such proposal will be made at the meeting.


                         By Order of the Board of Directors



                         Donald L. Campbell
                         Chairman of the Board
                              and President

April 5, 2000
Jefferson City, Missouri

                                                       Exhibit A


               EXCHANGE NATIONAL BANCSHARES, INC.

                       PROPOSED AMENDMENT
                             TO THE
                    ARTICLES OF INCORPORATION


               RESOLVED, that the Articles of Incorporation of the Corporation be amended by deleting all of the present Article
THIRD, section (a) and inserting in lieu thereof the following
Article THIRD, section (a):

               (a) The total number of shares of capital stock which the Corporation shall have authority to issue is 16,000,000, of which (i) 15,000,000 shares shall be common stock, of the par value of $1.00 per share (hereinafter referred to as "Common Stock") and (ii) 1,000,000 shares shall be preferred stock, of the par value of $0.01 per share (hereinafter referred to as "Preferred Stock"). All shares of Common Stock and Preferred Stock shall be fully paid up when issued and shall be non-assessable.

               Shares of Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors. Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such shareholder on all matters voted upon by the shareholders.

               The Board of Directors is authorized, by adopting resolutions to such effect, to divide the shares of Preferred Stock into one or more series, to provide for the issuance of, or a change in the number of, shares of any series of Preferred Stock and, by filing a certificate pursuant to the law of the General and Business Corporation Law of Missouri (if and to the extent from time to time required by law), to establish or change the number of shares to be included in any such series and to fix the voting powers and the designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of each such series.
          Shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

                 *         *         *         *

                         APPENDIX A1 -- PROXY CARD


                            P R O X Y
               ANNUAL MEETING OF THE SHAREHOLDERS
                               OF
               EXCHANGE NATIONAL BANCSHARES, INC.
                          May 10, 2000

     The undersigned hereby appoints Charles J. Kolb and Harry F. Goldammer, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") to be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, May 10, 2000, commencing at 9:00 a.m., local time, and any adjournment thereof (the "Meeting"), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on March 15, 2000, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the following matters:

       1.  ELECTION OF THREE CLASS II DIRECTORS.

     (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name.
     Please mark only one box next to each such name.)

               FOR the        WITHHOLD AUTHORITY
               nominee        to vote for the nominee
                ___            ___
               /__/           /__/           David R. Goller
                ___            ___
               /__/           /__/           James R. Loyd
                ___            ___
               /__/           /__/           Gus S. Wetzel, II

       2. Proposal to consider and act upon approval of an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's capital stock from 1,500,000 shares to 16,000,000 shares and to increase the number of authorized shares of the Company's common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares, and to authorize 1,000,000 shares of the Company's preferred stock, $0.01 par value.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       3.  Proposal to consider and act upon approval of the
     Exchange National Bancshares, Inc. Incentive Stock Option
     Plan.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       4. Proposal to ratify the selection by the Board of Directors of the Company of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       5. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 5, 2000.

Dated: _____________, 2000         __________________________________

No. of Shares:                     (Sign exactly as your name appears
                                   on your stock certificate.
                                   Where shares are held in the
                                   name of two or more persons,
                                   all should sign individually.
                                   A corporation should sign by
                                   authorized officer and
_______________________            affix corporate seal.)


UNLESS OTHERWISE SPECIFICALLY DIRECTED ABOVE, THIS PROXY SHALL CONFER AUTHORITY TO VOTE FOR THE ELECTION OF THE THREE (3) PERSONS LISTED ABOVE AS CLASS II DIRECTORS OF THE COMPANY FOR THE NEXT THREE YEARS, FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY REFERRED TO ABOVE, FOR APPROVAL OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN AND FOR THE RATIFICATION OF THE SELECTION OF THE ACCOUNTING FIRM OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS. IN THEIR DISCRETION, THE APPOINTED PROXIES AND AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                       APPENDIX A2 -- PROXY CARD


                   PROXY/DIRECTION TO TRUSTEE
               ANNUAL MEETING OF THE SHAREHOLDERS
                               OF
               EXCHANGE NATIONAL BANCSHARES, INC.
                          May 10, 2000

     The Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") will be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, May 10, 2000, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned.

       I am a participant in The Exchange National Bank of
Jefferson City Profit Sharing Trust.   As of the close of
business on March 15, 2000, my account in the profit sharing trust was credited with the number of shares of common stock of the Company set forth below. I may or may not be vested in all or part of such shares.

       I hereby direct the Trustee (The Exchange National Bank of Jefferson City) to vote the above number of shares of stock with respect to the following matters:

       1.  ELECTION OF THREE CLASS II DIRECTORS.

     (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name.
     Please mark only one box next to each such name.)

               FOR the        WITHHOLD AUTHORITY
               nominee        to vote for the nominee
                ___            ___
               /__/           /__/           David R. Goller

                ___            ___
               /__/           /__/           James R. Loyd

                ___            ___
               /__/           /__/           Gus S. Wetzel, II


       2. Proposal to consider and act upon approval of an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's capital stock from 1,500,000 shares to 16,000,000 shares and to increase the number of authorized shares of the Company's common stock, $1.00 par value, from 1,500,000 shares to 15,000,000 shares, and to authorize 1,000,000 shares of the Company's preferred stock, $0.01 par value.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       3. Proposal to consider and act upon approval of the
     Exchange National Bancshares, Inc. Incentive Stock Option
     Plan.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       4. Proposal to ratify the selection by the Board of Directors of the Company of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.
            ___                ___                 ___
           /__/  FOR          /__/  AGAINST       /__/  ABSTAIN

       5. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

       IN WITNESS WHEREOF, the undersigned has duly executed this instrument this _____ day of ___________, 2000.


                                   _____________________________
                                   Signature

                                   _____________________________
                                   Print Your Name
No. of Shares Credited
to my Account: ________________________________

                APPENDIX B -- INCENTIVE STOCK OPTION PLAN

               EXCHANGE NATIONAL BANCSHARES, INC.
                   INCENTIVE STOCK OPTION PLAN


          EXCHANGE NATIONAL BANCSHARES, INC., a corporation organized and existing under the laws of the State of Missouri (together with its successors, the "Company"), hereby establishes the Exchange National Bancshares, Inc. Incentive Stock Option Plan (the "Plan"), to be approved by the holders of a majority of the issued and outstanding shares of common stock of the Company ("ENB Common Stock"), an incentive stock option plan for key employees of the Company and its subsidiaries as follows:

          1.   PURPOSE OF PLAN.

          The purpose of the Plan is to encourage the key employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such employees to promote the success of its business through sharing in the future growth of such business.

          2.   EFFECTIVENESS OF PLAN.

          The provisions of the Plan are effective from and after February 29, 2000, the date of its adoption by the Board of Directors of the Company (the "Board of Directors").

          3.   ADMINISTRATION.

          The Plan shall be administered by a stock option committee (the "Committee"), which shall be composed of all members of the Board of Directors who are not employed by the Company or any of its subsidiaries. The Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out the provisions of the Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive authority (i) to select key employees to whom options shall be granted, (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options are granted, (iv) to determine the option purchase price of the shares of ENB Common Stock subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each incentive stock option agreement as the Committee may deem necessary or desirable, consistent with the terms of the Plan, and (vii) to determine all other questions relating to the administration of the Plan. The interpretation and construction of the Plan by the Committee shall be final, conclusive and binding upon all persons.

          4.   ELIGIBILITY.

          Options to purchase shares of ENB Common Stock shall be granted under the Plan only to key employees of the Company or of any of its subsidiary corporations, as the term "subsidiary corporations" is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Key employees to whom options may be granted under the Plan will be those employees selected by the Committee from time to time who, in the sole discretion of the Committee, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company. However, in no event shall an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations be eligible to receive an option under the Plan.

          5.   SHARES SUBJECT TO THE PLAN.

          Options granted under the Plan shall be granted solely with respect to shares of ENB Common Stock. Subject to any adjustments made pursuant to the provisions of Section 13, the aggregate number of shares of ENB Common Stock which may be issued upon exercise of options granted under the Plan shall not exceed 150,000.

          If any option granted under the Plan shall expire or be cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of the Plan.

          The shares to be delivered upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of ENB Common Stock or any treasury shares of ENB
Common Stock held by the Company.

          6.   OPTION AGREEMENT.

          Each option granted under the Plan shall be evidenced by an incentive stock option agreement (the "Agreement"), which shall be signed by an officer of the Company and by the employee to whom the option is granted (the "Optionee"). The terms of such Agreement shall be in accordance with the provisions of the Plan, but the Agreement may include such other provisions as may be approved by the Committee. The granting of an option under the Plan shall be deemed to occur on the date on which the Agreement evidencing such option is executed by the Company and the Optionee. Each Agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon the execution of an Agreement, shall be bound by the terms and restrictions of the Plan and such Agreement. Unless otherwise provided in the Agreement, all options are intended to qualify as incentive stock options under Section 422 of the Code.

          7.   OPTION PRICE.

          The price at which shares of ENB Common Stock may be purchased under an option granted pursuant to the Plan shall be determined by the Committee, but in no event shall the price be less than the greater of (a) the par value thereof, or (b) 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of ENB Common Stock for purposes of the Plan shall be determined by using the closing price on any national securities exchange or market on which such shares are traded on the date of the option grant (or if there were no reported trades on such date, then on the latest date within 60 days prior to the date of the option grant). In the absence of finding such a closing price, the fair market value shall be determined by the Committee, in its sole discretion, and the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of ENB Common Stock from time to time, and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate.

          8.   PERIOD AND EXERCISE OF OPTION.

          (a) Period--Subject to the provisions of Sections 10, 11 and 14 hereof with respect to the death or termination of employment of an Optionee and the Change in Control of the Company, the period during which each option granted under the Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than ten years from the date on which the option is granted.

          (b) Exercise--Any option granted under the Plan may be exercised by the Optionee (or by a person acting under Section 11 below) only by (i) delivering to the Company written notice of the number of shares being exercised, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the Optionee (or person acting under Section
11) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of the Plan and the terms and conditions of the respective Agreement, each option granted under the Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such Agreement.

          (c) Payment for shares--Payment for shares of ENB Common Stock purchased pursuant to an option granted under the Plan may be made either in cash or in other shares of ENB Common Stock. If ENB Common Stock is used as payment of the option price, the value of such ENB Common Stock shall be the fair market value of such shares on the latest date prior to the exercise date. The fair market value of such shares shall be determined in the manner set forth in Section 7 of the Plan. In lieu of the actual surrender of ENB Common Stock used as payment of the option price, the Optionee may, with the consent of the Committee, affirm and attest to the Company, in a form and manner reasonably acceptable to the Committee, the Optionee's ownership of the number of shares of ENB Common Stock to be used as payment of the option price. In that event the number of shares of ENB Common Stock to be issued to the Optionee for the exercise of the option shall be reduced by the number of shares of ENB Common Stock that otherwise would be surrendered by the Optionee as payment of the option price.

          (d) Delivery of certificates--As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and payment in full of the option price for all of the shares of ENB Common Stock being purchased pursuant to an option granted under the Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the Optionee and shall be delivered to the Optionee. No certificate for fractional shares of ENB Common Stock shall be issued by the Company, but in lieu thereof the Company shall distribute at such time to the Optionee who otherwise would have been entitled to receive a fractional share an amount in cash equal to the value of such fractional share determined by multiplying the fraction either by (i) the average of the high and low bid prices of ENB Common Stock on the date on which the Company receives the notice and representation described in subsection (b), if ENB Common Stock is then listed on a national securities exchange or market or (ii) the fair market value of ENB Common Stock, determined in the manner set forth in Section 7 of the Plan, on the date on which the Company receives the notice and representation described in subsection
(b), if ENB Common Stock is not then so listed. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of ENB Common Stock subject to an option granted under the Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to the Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

          (e) Limitations on exercise--Except as provided in Sections 10, 11 and 14 hereof, no option granted under the Plan shall be exercised unless the Optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted.

          9.   LIMITATION ON OPTIONS GRANTED TO INDIVIDUAL
EMPLOYEES.

          The aggregate fair market value (determined at the time the options are granted) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under the Plan (and under any other plan or plans of such individual's employer corporation and any parent or subsidiary corporation or corporations) shall not exceed $100,000; provided, however, the foregoing $100,000 limitation shall only apply to incentive stock options and shall not limit the aggregate fair market value of stock with respect to which all other options granted under the Plan are exercisable for the first time by any individual during any calendar year, and any options in excess of the $100,000 limitation shall be non-statutory stock options subject to all other provisions of the Plan. The $100,000 limitation provided by the preceding sentence shall be applied by taking options into account in the order in which they are granted. For purposes of the Plan, "incentive stock options" shall mean options that meet the requirements of
Section 422 of the Code.

          10.  TERMINATION OF EMPLOYMENT.

          If an Optionee shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, any option or unexercised portion thereof granted to him or her under the Plan which is otherwise exercisable shall terminate unless it is exercised within three months of the date on which such Optionee ceases to be so employed, and in any event no later than the expiration date of such option as specified in the respective Agreement. Nothing in the Plan or in any Agreement shall be construed as an obligation on the part of the Company or any of its subsidiary corporations to continue the employment of any employee.

          11.  DEATH OF OPTIONEE.

          In the event of the death of an Optionee while he or she is an employee of the Company or any of its subsidiary corporations (or within three months of the date on which such Optionee ceases to be so employed) any option or unexercised portion thereof granted to him or her under the Plan which is otherwise exercisable may be exercised by the person or persons to whom such Optionee's rights under the option pass by operation of the Optionee's will or the laws of descent and distribution, at any time within a period of twelve months following the death of the Optionee (but in no event later than the expiration date of the option as specified in the respective Agreement).

          12.  NONTRANSFERABILITY OF OPTIONS.

          No option granted under the Plan shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by the Optionee.

          13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, after the effective date of the Plan the number of shares of ENB Common Stock subject to the Plan shall be correspondingly adjusted. In the event of any such change after the granting of an option hereunder, the number of shares subject to such option shall be correspondingly adjusted and the option price for which shares of ENB Common Stock may be purchased pursuant to an option granted under the Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

          14.  CHANGE IN CONTROL OF THE COMPANY.

          In the event of any Change in Control of the Company, as hereinafter defined, each option granted under the Plan shall become immediately exercisable to the extent of all of the aggregate number of shares subject to the option. In that event, the Company shall notify each Optionee as soon as practicable of the Optionee's rights to exercise the option. The Committee or its successor may, in its discretion, include such further provisions and limitations in any agreement documenting such options as it may deem equitable and in the best interests of the Company.

          For purposes of the Plan a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as in effect on the date hereof (the "Exchange Act")), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes, after the date hereof, the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the total voting power of the Company's then-outstanding securities ("Interested Shareholder"); (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities (which term means any securities which vote generally in the election of directors) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          15.  AMENDMENT AND TERMINATION OF PLAN.

          No option shall be granted pursuant to the Plan after February 28, 2010, on which date the Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of ENB Common Stock voting in person or by proxy at a duly constituted meeting of the shareholders of the Company, (i) increase the maximum number of shares of ENB Common Stock as to which options may be granted pursuant to the Plan, (ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period under the Plan during which options may be granted or exercised, or (iv) change the provisions of Section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of ENB Common Stock to conform with any then applicable provisions of the Code or the regulations issued thereunder. No amendment, modification or termination of the Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

          16.  GOVERNING LAW.

          The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

                 #              #              #